ROYALTY, STREAM, AND OTHER INTERESTS	12 Months Ended
Dec. 31, 2024
Royalty Interests And Deferred Acquisition Costs [Abstract]
ROYALTY, STREAM, AND OTHER INTERESTS [Text Block]

4. ROYALTY, STREAM, AND OTHER INTERESTS

	Producing	Development	Exploration
	Assets	Assets	Assets	Total
As at December 31, 2022	$9,467	$98,452	$12,809	$120,728
Nova portfolio acquisition	10,412	120,438	130	130,980
Alamos portfolio acquisition	-	4,192	75	4,267
Lama acquisition	-	6,601	-	6,601
Del Carmen and Beaufor impairments	-	(2,355)	-	(2,355)
Depletion (1)	(2,348)	(30)	(11)	(2,389)
Reclassifications and other	-	5,178	(5,186)	(8)
As at December 31, 2023	$17,531	$232,476	$7,817	$257,824
Depletion	(2,509)	-	-	(2,509)
Reclassifications and other	10,992	(10,992)	(13)	(13)
As at December 31, 2024	$26,014	$221,484	$7,804	$255,302

Historical cost	$33,000	$229,267	$7,853	$270,120
Accumulated depletion and impairments	$(6,986)	$(7,783)	$(49)	$(14,818)

(1) Fixed royalty payments were received in relation to certain exploration and development assets. The depletion related to these payments was recorded based on the total fixed royalty payments expected to be received under each contract.

(a) During the year ended December 31, 2024, the Company completed the following transactions:

Reclassifications

During the period the Company: (i) reclassified Tocantinzinho and La Guitarra from development assets to producing assets; and (ii) reclassified El Realito, which has been fully depleted, from producing assets to development assets as management does not expect any further production from El Realito without further exploration on underground potential.

(b) During the year ended December 31, 2023, the Company completed the following transactions:

Nova Royalty Acquisition

On December 1, 2023, the Company closed an arrangement agreement whereby the Company acquired all of the issued and outstanding shares of Nova Royalty Corp. (TSX-V: NOVR) ("Nova") pursuant to a plan of arrangement. Pursuant to the terms and conditions of the arrangement agreement between the Company and Nova dated September 7, 2023 (the "Arrangement Agreement"), Nova shareholders received 0.36 of a Common Share for each Nova common share held prior to the Nova acquisition, for a total of 33,893,734 Common Shares issued. In accordance with the Arrangement Agreement, each Nova restricted share unit vested into a Nova common share at the close of the Nova acquisition and was exchanged for 0.36 of a Metalla Common Share for a total of 741,597 Common Shares issued, and each Nova stock option was replaced with a fully vested replacement Metalla option.  All replacement options were adjusted as per the terms of the Arrangement Agreement and are exercisable into Metalla Common Shares.

Concurrent with closing of the Nova acquisition on December 1, 2023, the Company drew down from its loan facility with Beedie Investments Ltd. ("Beedie") (Note 6) an amount equal to the principal and unpaid interest and fees outstanding under Beedie's convertible loan agreement with Nova (the "Nova Loan Facility") to refinance and retire the Nova Loan Facility (Note 6). Upon completion of the Nova acquisition, existing Metalla and Nova shareholders owned approximately 60.41% and 39.59% of the combined company, respectively. Following the completion of the acquisition, Nova became a wholly owned subsidiary of Metalla.

For accounting purposes, the Company determined the acquisition of Nova did not meet the definition of business combination under IFRS 3 - Business Combinations. Accordingly, the transaction was accounted for as an asset acquisition under relevant IFRS standards with a closing date of December 1, 2023. Under this method the Company is required to recognize identifiable assets and liabilities at their individual fair values and any transaction costs are capitalized as part of the acquisition, with no goodwill recognized.

To estimate the fair value of the mineral interest acquired, management used discounted cash flow models and a market-based approach. Management applied significant judgment in determining the fair value of the mineral interests, including the use of significant assumptions, such as discount rates, long-term forecast commodity prices, and future production of operator mineral reserves and resources information for the portfolio of mineral stream and royalty agreements. Future production and operator mineral reserves and resources information are based on information compiled by appropriately qualified persons. The assets and liabilities acquired included mineral interests of $131.0 million, current assets of $1.0 million, and current liabilities of $6.2 million. Below is a reconciliation of the purchase consideration for the Nova acquisition along with the total assets acquired, net of liabilities assumed.

Number of Metalla Shares issued to Nova shareholders	33,893,734
Number of Metalla Shares issued to Nova RSU holders	741,597
Total Number of Metalla Shares issued	34,635,331
Closing price of a Metalla Share on November 30, 2023, on TSXV	C$4.34
C$/US$ exchange rate on November 30, 2023	1.3560
Market value of Metalla Shares issued	$110,853
Value of Nova share options converted to Metalla share options	1,152
Nova long-term debt repaid as part of transaction	11,064
Transaction costs	2,695
Purchase consideration	$125,764

Cash and cash equivalents	$79
Accounts receivable	892
Mineral interests	130,980
Current liabilities	(6,187)
Total assets acquired, net of liabilities assumed	$125,764

Details of some of the royalties the Company holds through Nova are discussed below, based on information publicly filed by the applicable owner.

Aranzazu

The Company acquired a 1.0% NSR royalty on the producing Aranzazu copper-gold-silver mine owned by Aura Minerals Inc. ("Aura"). Aranzazu is a copper-gold-silver deposit located within the Municipality of Concepcion del Oro in the State of Zacatecas, Mexico. Aura is the sole owner and operator of Aranzazu. The Company is entitled to 1.0% of the net smelter returns on all metals sold at Aranzazu, less certain allowable deductions, provided that the monthly average price per pound of copper, as quoted by the London Metals Exchange, equals or exceeds $2.00/lb. The fair value ascribed to the Aranzazu NSR royalty upon the acquisition of Nova was $10.4 million.

Taca Taca

The Company acquired a 0.42% NSR royalty on the Taca Taca copper-gold-molybdenum project, owned by First Quantum Minerals Ltd. ("First Quantum"). Taca Taca is a porphyry copper-gold-molybdenum project located in northwestern Argentina in the Puna (Altiplano) region of Salta Province. The Company is entitled to 0.42% of the net smelter returns on all metals sold at Taca Taca. The Taca Taca royalty is subject to a buyback right based on the proven reserves at Taca Taca in a feasibility study completed by a recognized, international consulting firm that is contracted by mutual consent of all parties, including royalty holders. The buyback amount will be based on the amount of the proven reserves multiplied by the prevailing market prices of all applicable commodities within Taca Taca. The fair value ascribed to the Taca Taca NSR royalty upon the acquisition of Nova was $34.6 million.

Vizcachitas

The Company acquired a 0.98% NSR royalty on the open pit operations and a 0.49% NSR royalty on underground operations at Vizcachitas. Vizcachitas is a large copper-molybdenum porphyry deposit in central Chile, owned by Los Andes Copper Ltd. ("Los Andes"). The fair value ascribed to the Vizcachitas NSR royalty upon the acquisition of Nova was $33.1 million.

NuevaUnión

The Company acquired a 2.0% NSR royalty on future copper production on the Cantarito claim which makes up part of the La Fortuna deposit forming part of the NuevaUnión copper-gold project ("NuevaUnión") located in in the Huasco Province in the Atacama region of Chile. NuevaUnión is jointly owned by Newmont Corporation and Teck Resources Limited. In 2020, prior to the Arrangement Agreement, the Company partnered with Nova to jointly purchase the royalty on NuevaUnión such that Metalla acquired an entitlement to all payments under the NSR royalty with respect to gold production, Nova acquired an entitlement to all payments with respect to copper production, and both Metalla and Nova acquired an entitlement to an even split of all other payments under the NSR.  With the acquisition of Nova, the Company now holds a 2.0% NSR royalty on all metals at NuevaUnión. The fair value ascribed to Nova's portion of the NuevaUnión NSR royalty upon the acquisition of Nova was $21.2 million.

Copper World Complex

The Company acquired a 0.315% NSR royalty on the Copper World Complex project in Arizona, USA, 100% owned by Hudbay Minerals Inc. ("Hudbay"). The Copper World NSR covers all metals, including copper, molybdenum, silver, and gold extracted from the majority of mining claims covering the Copper World Complex. The Company also retains a right of first refusal with respect to an additional 0.360% NSR royalty on the Copper World Complex. The fair value ascribed to the Copper World NSR royalty upon the acquisition of Nova was $12.7 million.

Pine Valley Mineral Claims Sale

In June 2023, the Company sold the JR mineral claims that make up the Pine Valley property, which is part of the Cortez complex in Nevada, for $5.0 million in cash to Nevada Gold Mines, LLC, an entity formed by Barrick Gold Corporation ("Barrick") and Newmont Corporation. As part of the purchase and sale agreement, the Company has retained a 3.0% Net Smelter Return ("NSR") royalty on the Pine Valley property. The Company recognized a gain on sale of mineral claims of $5.0 million. The Company acquired the Pine Valley mineral claims through the acquisition of Genesis Gold Corporation ("Genesis") in 2020, and the Company ascribed a fair value of less than $0.1 million to the Pine Valley mineral claims upon acquisition of Genesis.

Lama Royalties Acquisition

In March 2023, the Company acquired an existing 2.5%-3.75% sliding scale Gross Proceeds royalty over gold and a 0.25%-3.0% NSR royalty on all metals (other than gold and silver) on the majority of Barrick's Lama project located in Argentina from an arm's length seller for aggregate consideration of $6.5 million. The consideration consisted of $2.5 million in cash, $2.1 million in Common Shares upon closing, and an additional $2.5 million to be paid in cash or Common Shares, at the Company's sole discretion, within 90 days upon the earlier of a 2-million-ounce gold mineral reserve estimate on the royalty area or 36 months after the closing date. The Company issued 466,827 Common Shares to the arm's length seller (valued at $4.44 per share on March 9, 2023). The outstanding $2.5 million payment (the "Lama Payable") was recorded at fair value upon inception using a discount rate of 10.0% and an estimated payment date of 36 months from closing and was recorded at $1.9 million. The Lama Payable has been disclosed as a non-current liability on the Company's statement of financial position as an acquisition payable and this amount will be increased to $2.5 million over the term of the payable using the effective interest method. The Company incurred $0.2 million in transaction costs associated with this transaction. For the year ended December 31, 2024, the Company recognized an accretion expense on the Lama Payable of $0.2 million (December 31, 2023 - $0.1 million).

Alamos Portfolio Acquisition

In February 2023, the Company acquired one silver stream and three royalties from Alamos Gold Corp. ("Alamos") for aggregate consideration of $4.2 million. Upon closing the Company issued 939,355 Common Shares to Alamos (valued at $4.42 per share on February 23, 2023). The Company incurred $0.1 million in transaction costs associated with this transaction. The stream and royalties acquired in this transaction included:

  a 20% silver stream over the Esperanza project located in Morales, Mexico owned by Zacatecas Silver Corp.;
  a 1.4% NSR royalty on the Fenn Gibb South project located in Timmins, Ontario owned by Mayfair Gold Corp.;
  a 2.0% NSR royalty on the Ronda project located in Shining Tree, Ontario owned by Platinex Inc.; and
  a 2.0% NSR royalty on the Northshore West property located in Thunder Bay, Ontario owned by New Path Resources Inc.